SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 5, 2004
Date of earliest event reported: January 5, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware Corporation	Commission File Number: 0-28734	I.R.S. Employer Identification No. 68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Item 5. Other Events and Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure

On January 5, 2004, Advanced Fibre Communications, Inc. issued a press release announcing the signing of a definitive agreement pursuant to which AFC will acquire North American Access, a business unit of Marconi Communications, Inc., a subsidiary of Marconi Corporation plc. The press release is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Press release dated January 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC

Date: January 5, 2004	By:	/s/ Keith E. Pratt

	Name:	Keith E. Pratt
	Title:	Senior Vice President, Chief Financial Officer And Assistant Secretary (Duly Authorized Signatory and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 5, 2004.

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